SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2006

                               HOMEFED CORPORATION
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              Exact name of registrant as specified in its charter)

        Delaware                       1-10153             33-0304982
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(State of other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)        File No.)         Identification No.)

                          1903 Wright Place, Suite 220
                           Carlsbad, California 92008
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               (Address of principal executive offices) (Zip Code)

                                 (760) 918-8200
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              (Registrant's telephone number, including area code)

                                       N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     The information set forth in the press release issued by HomeFed Corporation on March 14, 2006, attached hereto as Exhibit 99.1, is incorporated herein by reference.



Item 9.01   Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 Press release of HomeFed Corporation dated March 14, 2006.












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HOMEFED CORPORATION


                                         By:  /s/ Erin N. Ruhe
                                             -----------------------------------
                                             Erin N. Ruhe,
                                             Vice President
Date:  March 14, 2006














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                                  EXHIBIT INDEX

Exhibit No.        Description
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  99.1             Press release of HomeFed Corporation dated March 14, 2006.


















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